As filed with the Securities and Exchange Commission on March 3, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 3, 2005

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01. OTHER EVENTS.

Bank of America Corporation (the Registrant) announced that it has reached an agreement to settle class action litigation entitled In re WorldCom, Inc. Securities Litigation brought on behalf of purchasers of WorldCom securities that is pending in the United States District Court for the Southern District of New York (Master File No. 02 CIV 3288). Under the terms of the settlement agreement, the Registrant’s subsidiaries named as defendants in the litigation will make a payment of $460.5 million to the settlement class. The settlement is subject to court approval. A copy of the Registrant’s press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT

(c) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release announcing Bank of America reaches agreement to settle WorldCom class action litigation dated March 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner Associate General Counsel

March 3, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release announcing Bank of America reaches agreement to settle WorldCom class action litigation dated March 3, 2005